UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

March 20, 2015

Date of Report (Date of earliest event reported)

ADVENT SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26994	94-2901952
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Townsend Street

San Francisco, California 94103

 (Address of principal executive offices, including zip code)

(415) 543-7696

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously disclosed, on February 2, 2015, Advent Software, Inc. (“Advent”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with SS&C Technologies Holdings, Inc. (“SS&C”) and Arbor Acquisition Company, Inc., a wholly owned subsidiary of SS&C (“Merger Subsidiary”), providing for the merger of Merger Subsidiary with and into Advent (the “Merger”), with Advent surviving the Merger as a wholly owned subsidiary of SS&C.  Capitalized terms not otherwise defined have the meaning set forth in the Merger Agreement.

The obligation of the parties to consummate the Merger is subject to, among other things, the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act (the “HSR Act”) applicable to the Merger.

Advent and SS&C filed the Notification and Report Forms required under the HSR Act with the Department of Justice (the “DOJ”) and the Federal Trade Commission on February 18, 2015.  Following informal discussions with the DOJ, effective as of March 20, 2015, SS&C withdrew its Notification and Report Form and plans to refile it no later than March 24, 2015, which will restart the waiting period required by the HSR Act. The withdrawal and refiling are procedural steps that provide the DOJ with an additional 30 days after refiling to complete its review of the proposed Merger.  Advent continues to expect the closing of the Merger to occur in mid-2015.

Forward-Looking Statements

The communication above contains “forward-looking statements,” relating to the Merger.  All statements other than historical facts included in this communication, including, but not limited to, statements regarding the timing and the closing of the Merger, are forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown, or unknown risks or uncertainties materialize, actual results could vary materially from the parties’ expectations and projections. Risks and uncertainties include, among other things, uncertainties regarding the timing of the closing of the Merger, uncertainties as to Advent’s stockholder approval of the Merger; the possibility that various closing conditions to the Merger may not be satisfied or waived, including that a governmental entity may prohibit, delay, or refuse to grant approval for the consummation of the Merger; that there is a material adverse change to Advent; as well as other cautionary statements contained in Advent’s periodic reports filed with the SEC including the factors set forth in Advent’s definitive proxy statement, filed March 3, 2015. These forward-looking statements reflect Advent’s expectations as of the date of this communication. Advent undertakes no obligation to update the information provided herein. Additional information about Advent is available at www.advent.com.

Additional Information and Where to Find It

In connection with the Merger, Advent filed the definitive proxy statement on March 3, 2015.  On March 9, 2015, Advent mailed the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction.  INVESTORS AND SECURITY HOLDERS OF ADVENT ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT ADVENT WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ADVENT AND THE MERGER.  The definitive proxy statement and other relevant materials in connection with the Merger (when they become available), and any other documents filed by Advent with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or through the investor relations section of Advent’s website (http://www.advent.com).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVENT SOFTWARE, INC.

	By:	/s/ James S. Cox
James S. Cox
Executive Vice President and Chief Financial Officer

Date: March 23, 2015